exhibit 99.1

Phillips-Van Heusen (ticker: PVH, exchange: New York Stock Exchange) News Release - Apr. 8, 2003

Phillips-Van Heusen Corporation Reaffirms Earnings Guidance

NEW YORK, Apr 8, 2003 (BUSINESS WIRE) - Phillips-Van Heusen Corporation (NYSE: PVH) announced that during the presentation by Company management this evening at the SunTrust Robinson Humphrey 32nd Annual Institutional Investor Conference on April 8, 2003, Emanuel Chirico, the Company's Executive Vice President and Chief Financial Officer reaffirmed the Company's March 4, 2003 earnings guidance for the full fiscal 2003 year.

The presentation can be accessed for the next seven days by logging onto www.pvh.com and going to the News page or by accessing the following SunTrust Robinson Humphrey website: http://www.twst.com/econf/mm/strh4/pvh.html

For the year, the Company is estimating earnings per share in the range of $0.95 to $1.00 excluding one time and transitional year expenses associated with restructuring and integrating the recently acquired Calvin Klein operations. The Company is estimating GAAP earnings per share for the year in a range of $0.45 to $0.55 including such expenses. The following table reconciles the Company's earnings per share estimates from those computed under GAAP to the non GAAP earnings per share measure disclosed:

Earnings per share range computed under GAAP............$0.45 - $0.55

Effect on earnings per share range from the
 elimination of one time and transitional year
 expenses associated with restructuring
 and integrating Calvin Klein, net tax...................$0.45 - $0.50

Earnings per share range excluding
  one time and transitional year expenses
  associated with restructuring and integrating
  Calvin Klein..........................................$0.95 - $1.00

Phillips-Van Heusen Corporation is one of the leading apparel and footwear companies in the world. Its roster of owned and licensed brands includes Calvin Klein(R), cK Calvin Klein(R), Van Heusen(R), Izod(R), Bass(R), Geoffrey Beene(R), Arrow(R), DKNY(R), Kenneth Cole New York(R), and Reaction by Kenneth Cole(R).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward-looking statements made by the Company in this release, at the conference and broadcast via the webcast including, without limitation, statements relating to the Company's plans, strategies, objectives, expectations and intentions, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, the following: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the levels of sales of the Company's licensees and the levels of sales of the Company's apparel and footwear products, both to its wholesale customers and in its retail stores, and the extent of discounts and promotional pricing in which the Company and its licensees are required to engage, all of which can be affected by weather conditions, changes in the economy, fuel prices, reductions in travel, fashion trends and other factors; (iii) the Company's plans and results of operations will be affected by the Company's ability to manage its growth and inventory; (iv) the Company's operations and results could be affected by quota restrictions (which, among other things, could limit the Company's ability to produce products in cost-effective countries that have the labor and technical expertise needed), the availability and cost of raw materials (particularly petroleum-based synthetic fabrics, which are currently in high demand), the Company's ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where the Company's products can best be produced), and civil conflict, war or terrorist acts, the threat of any of the foregoing or political and labor instability in the United States or any of the countries where the Company's products are or are planned to be produced; (v) acquisitions and issues arising with acquisitions and proposed transactions, including without limitation, the ability to integrate an acquired entity into the Company with no substantial adverse affect on the acquired entity's, or the Company's existing operations, employee relationships, vendor relationships, customer relationships or financial performance and (vi) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission.

All forward looking statements are made as of the date of this release and the Company does not undertake any obligation to update publicly any forward-looking statement, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events or otherwise.

Phillips-Van Heusen Corporation
Emanuel Chirico, 212/381-3503
www.pvh.com

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"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Phillips-Van Heusen's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.